UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2006

Internet Security Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23655 (Commission File Number)	58-2362189 (IRS Employer Identification No.)

6303 Barfield Road, Atlanta, Georgia 30328
(Address of Principal Executive Offices, including zip code)

(404) 236-2600
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01               Other Events.

At a special meeting of stockholders held on October 16, 2006, the stockholders of Internet Security Systems, Inc. (the “Company”) approved and adopted the Agreement and Plan of Merger, dated as of August 23, 2006, by and among International Business Machines Corporation, Aegis Acquisition Corp. and the Company.

A copy of the Company’s press release dated October 16, 2006 announcing, among other things, the results of the special meeting is filed as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 16, 2006, issued by Internet Security Systems, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Security Systems, Inc.

Date: October 16, 2006	By:	/s/ Sean Bowen
Sean Bowen
Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated October 16, 2006, issued by Internet Security Systems, Inc.